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                         Supplement Dated May 5, 1997
                        to Prospectus Dated May 1, 1997
        for Pinnacle(TM)(version II) Flexible Payment Variable Annuity issued by Integrity Life Insurance Company

             This Supplement modifies the Prospectus and should be
                    read and retained with the Prospectus.


   The Morgan Stanley Asian Growth portfolio is not available in California.